UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2026 (November 2, 2026)

WAFD, INC.
(Exact name of Registrant as specified in its charter)

Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)

(206) 624-7930
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Letter Agreement with Cathy E. Cooper

On September 6, 2026, WaFd, Inc., a Washington corporation (“WaFd”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EverBank Financial Corp, a Delaware corporation (“EverBank”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, EverBank will merge with and into WaFd (the “Merger”), with WaFd continuing as the surviving corporation in the Merger (the “Surviving Corporation”).

In connection with the Merger, on November 2, 2026, WaFd entered into a letter agreement with Cathy E. Cooper, WaFd’s Chief Experience Officer (the “Letter Agreement”), providing for a lump-sum cash payment of $1,650,000 (the “Continuity Payment”), payable within 60 days following the closing of the Merger (the “Closing”). The Continuity Payment is subject to Ms. Cooper’s continued employment through the Closing.

Under the Letter Agreement, as consideration for the Continuity Payment, effective upon the Closing, Ms. Cooper will waive certain “good reason” triggers under her existing change of control agreement with WaFd to the extent resulting from her transition to her new role with the Surviving Corporation following the Closing.

The foregoing description of the Letter Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Letter Agreement, dated as of November 2, 2026, by and between WaFd, Inc. and Cathy E. Cooper
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Statement Regarding Forward-looking Information

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the beliefs, plans, goals, expectations and estimates of WaFd, Inc. (“WaFd”) and EverBank Financial Corp (“EverBank”). Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “target,” “plan,” “estimate,” “should,” “likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of WaFd and EverBank, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in WaFd’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between WaFd and EverBank; (ii) the outcome of any legal proceedings that may be instituted against WaFd or EverBank, including potential litigation that may be instituted against WaFd or its directors or officers related to the proposed transaction or the definitive merger agreement between WaFd and EverBank; (iii) the timing and completion of the transaction, including the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; (iv) the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of WaFd; (v) the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where WaFd and EverBank do business; (vi) certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) diversion of management’s attention from ongoing business operations and opportunities; (ix) reputational risk and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (x) WaFd’s and EverBank’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (xi) currency and interest rate fluctuations; (xii) success of hedging activities; (xiii) material adverse changes in economic and industry conditions, including the availability of short and long-term financing; (xiv) general competitive, economic, political and market conditions; (xv) changes in asset quality and credit risk; (xvi) the inability to sustain revenue and earnings growth; (xvii) inflation; (xviii) customer borrowing, repayment, investment and deposit practices; (xix) the impact, extent and timing of technological changes; (xx) capital management activities; (xxi) other actions of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the State of Washington; (xxii) legislative and regulatory actions and reforms; and (xxiii) other factors that may affect future results of WaFd and EverBank.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in WaFd’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the “Investor Relations” section of WaFd’s website, www.wafdbank.com/about-us/investor-relations, under the heading “SEC Filings” and in other documents WaFd files with the SEC (available at www.sec.gov). All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to WaFd and EverBank.

Any forward-looking statements contained in this document represent the views of WaFd and EverBank only as of the date hereof and are presented for the purpose of assisting their respective shareholders and analysts in understanding WaFd’s and EverBank’s financial position, objectives and priorities and anticipated financial performance as at and for the periods ended on the dates presented, and may not be appropriate for other purposes. Neither WaFd nor EverBank undertakes to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.

Important Other Information

In connection with the proposed transaction, WaFd filed with the SEC a definitive proxy statement on Schedule 14A on November 4, 2026 (the “definitive proxy statement”), which was first mailed to WaFd shareholders on or about November 4, 2026. WaFd may also file other relevant materials with the SEC regarding the proposed transaction.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF WAFD ARE URGED TO READ ALL  RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING WAFD’S PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT WAFD AND THE PROPOSED TRANSACTION.

Investors and shareholders of WaFd may obtain a free copy of the definitive proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the definitive proxy statement and the filings with the SEC that are incorporated by reference in the definitive proxy statement can also be obtained, without charge, by directing a request to Brad Goode, WaFd, Inc., 425 Pike Street, Seattle, Washington 98101, telephone (206) 626-8178.

Participants in the Solicitation

WaFd, EverBank and certain of WaFd’s directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding WaFd’s directors and executive officers is available in the proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAFD, INC.
Date: November 9, 2026
/s/ Kelli J. Holz
Kelli J. Holz
Executive Vice President and
Chief Financial Officer